Retirement Benefits	12 Months Ended
Dec. 31, 2017
Defined Benefit Plan [Abstract]
Retirement Benefits
Retirement Benefits
The Company maintains qualified and non-qualified defined benefit pension plans for its U.S. and non-U.S. eligible employees. The Company’s policy for funding its tax qualified defined benefit retirement plans is to contribute amounts at least sufficient to meet the funding requirements set forth by U.S. law and the laws of the non-U.S. jurisdictions in which the Company offers defined benefit plans.
Combined U.S. and non-U.S. Plans
The weighted average actuarial assumptions utilized for the U.S. and significant non-U.S. defined benefit plans and postretirement benefit plans are as follows:

	Pension Benefits		Postretirement Benefits
	2017	2016	2017	2016
Weighted average assumptions:
Discount rate (for expense)	3.40%	4.10%	3.64%	4.12%
Expected return on plan assets	6.64%	7.06%	—	—
Rate of compensation increase (for expense)	1.77%	2.44%	—	—
Discount rate (for benefit obligation)	3.07%	3.40%	3.21%	3.64%
Rate of compensation increase (for benefit obligation)*	1.73%	1.77%	—	—

*The 2017 and 2016 assumption do not include a rate of compensation increase for the U.S. defined benefit plans since future benefit accruals were discontinued for those plans after December 31, 2016.
The Company uses actuaries from Mercer, a subsidiary of the Company, to perform valuations of its pension plans. The long-term rate of return on plan assets assumption is determined for each plan based on the facts and circumstances that exist as of the measurement date, and the specific portfolio mix of each plan’s assets. The Company utilizes a model developed by the Mercer actuaries to assist in the determination of this assumption. The model takes into account several factors, including: actual and target portfolio allocation; investment, administrative and trading expenses incurred directly by the plan trust; historical portfolio performance; relevant forward-looking economic analysis; and expected returns, variances and correlations for different asset classes. These measures are used to determine probabilities using standard statistical techniques to calculate a range of expected returns on the portfolio. Generally, the Company does not adjust the rate of return assumption from year to year if, at the measurement date, it is within the range between the 25th and 75th percentile of the expected long-term annual returns. Historical long-term average asset returns of the most significant plans are also reviewed to determine whether they are consistent and reasonable compared with the rate selected. The expected return on plan assets is determined by applying the assumed long-term rate of return to the market-related value of plan assets. This market-related value recognizes investment gains or losses over a five-year period from the year in which they occur. Investment gains or losses for this purpose are the difference between the expected return calculated using the market-related value of assets and the actual return based on the market value of assets. Since the market-related value of assets recognizes gains or losses over a five-year period, the future market-related value of the assets will be impacted as previously deferred gains or losses are reflected.
The target asset allocation for the U.S. Plans is 64% equities and equity alternatives and 36% fixed income. At the end of 2017, the actual allocation for the U.S. Plans was 63% equities and equity alternatives and 37% fixed income. The target asset allocation for the U.K. Plans, which comprise approximately 81% of non-U.S. Plan assets, is 34% equities and equity alternatives and 66% fixed income. At the end of 2017, the actual allocation for the U.K. Plans was 48% equities and equity alternatives and 52% fixed income. The assets of the Company's defined benefit plans are diversified and are managed in accordance with applicable laws and with the goal of maximizing the plans' real return within acceptable risk parameters. The Company uses threshold-based portfolio re-balancing to ensure the actual portfolio remains consistent with target asset allocation ranges.
The Company reduced the U.K. Plans' target asset allocation to equity and equity alternatives to 34% effective December 31, 2017. The re-balancing took place in early January 2018.
The discount rate selected for each U.S. plan is based on a model bond portfolio with coupons and redemptions that closely match the expected liability cash flows from the plan. Discount rates for non-U.S. plans are based on appropriate bond indices adjusted for duration; in the U.K., the plan duration is reflected using the Mercer yield curve.
The components of the net periodic benefit cost for defined benefit and other postretirement plans are as follows:

Combined U.S. and significant non-U.S. Plans	Pension			Postretirement
For the Years Ended December 31,	Benefits			Benefits
(In millions of dollars)	2017	2016	2015	2017	2016	2015
Service cost (a)	$76	$178	$196	$1	$2	$3
Interest cost	497	537	587	4	5	5
Expected return on plan assets	(921)	(940)	(977)	—	—	—
Amortization of prior service (credit) cost	(2)	(1)	(1)	1	4	3
Recognized actuarial loss (gain)	167	168	271	—	(2)	(1)
Net periodic benefit (credit) cost	$(183)	$(58)	$76	$6	$9	$10
Curtailment (loss) gain	(1)	(4)	5	—	—	—
Plan termination	—	—	—	—	—	(128)
Settlement loss	54	—	1	—	—	—
Total (credit) cost	$(130)	$(62)	$82	$6	$9	$(118)

(a) Included in compensation and benefits in the consolidated statements of income
As discussed in Note 1, effective January 1, 2018, the Company adopted the new guidance that changes the presentation of net periodic pension cost and net periodic postretirement cost (''net periodic benefit costs"). The new guidance requires employers to report the service cost component of net periodic benefit costs in the same line item as other compensation costs in the income statement. The other components of net periodic benefit costs are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations. The new guidance requires retrospective application for the presentation of the service cost component and the other components of net periodic benefit costs. Accordingly, we have reclassified prior period information in the following chart to conform with the current year's presentation:

Amounts Recorded in the Consolidated Statements of Income
Combined U.S. and significant non-U.S. plans	Pension Benefits			Postretirement Benefits
For the Years Ended December 31,
(In millions of dollars)	2017	2016	2015	2017	2016	2015
Compensation and benefits expense (Operating income)	$76	$178	$196	$1	$2	$3
Other net benefit credits	(206)	(240)	(114)	5	7	(121)
Total (credit) cost	$(130)	$(62)	$82	$6	$9	$(118)

Pension Settlement Charge
Defined Benefit Pension Plans in the U.K. allow participants an option for the payment of a lump sum distribution from plan assets before retirement in full satisfaction of the retirement benefits due to the participant as well as any survivor’s benefit. The Company’s policy under applicable U.S. GAAP is to treat these lump sum payments as a partial settlement of the plan liability if they exceed the total of interest plus service costs ("settlement thresholds"). Based on the amount of lump sum payments through December 31, 2017, the lump sum payments exceeded the settlement thresholds in two of the U.K. plans. This resulted in a non-cash settlement charge of $54 million which was recorded in December 2017.
Plan Assets
For the U.S. Plans, investment allocation decisions are made by a fiduciary committee composed of senior executives appointed by the Company’s Chief Executive Officer. For the non-U.S. plans, investment allocation decisions are made by local fiduciaries, in consultation with the Company for the larger plans. Plan assets are invested in a manner consistent with the fiduciary standards set forth in all relevant laws relating to pensions and trusts in each country. Primary investment objectives are (1) to achieve an investment return that, in combination with current and future contributions, will provide sufficient funds to pay benefits as they become due, and (2) to minimize the risk of large losses. The investment allocations are designed to meet these objectives by broadly diversifying plan assets among numerous asset classes with differing expected returns, volatilities, and correlations.
The major categories of plan assets include equity securities, equity alternative investments, and fixed income securities. For the U.S. Plan, the category ranges are 59-69% for equities and equity alternatives, and 31-41% for fixed income. For the U.K. Plans, the category ranges are 35-41% for equities and equity alternatives, and 59-65% for fixed income. Asset allocation is monitored frequently and re-balancing actions are taken as appropriate.
Plan investments are exposed to stock market, interest rate, and credit risk. Concentrations of these risks are generally limited due to diversification by investment style within each asset class, diversification by investment manager, diversification by industry sectors and issuers, and the dispersion of investments across many geographic areas.
Unrecognized Actuarial Gains/Losses
In accordance with applicable accounting guidance, the funded status of the Company's pension plans is recorded in the consolidated balance sheets and provides for a delayed recognition of actuarial gains or losses arising from changes in the projected benefit obligation due to changes in the assumed discount rates, differences between the actual and expected value of plan assets and other assumption changes. The unrecognized pension plan actuarial gains or losses and prior service costs not yet recognized in net periodic pension cost are recognized in Accumulated Other Comprehensive Income ("AOCI"), net of tax. These gains and losses are amortized prospectively out of AOCI over a period that approximates the remaining life expectancy of participants in plans where substantially all participants are inactive, or the average remaining service period of active participants for plans with active participants.
Interest and Service Cost
In 2016, the Company modified the approach used to estimate the service and interest cost components of net periodic benefit cost for its significant non-U.S. plans. Historically, service and interest costs were estimated using a single weighted average discount rate derived from the yield curves used to measure the benefit obligations at the beginning of the period. This change in approach was made to improve the correlation between the projected benefit cash flows and the corresponding yield curve spot rates and to provide a more precise measurement of service and interest costs. The change does not impact the measurement of the plans’ total Projected Benefit Obligation. The Company has accounted for this change as a change in estimate, that was applied prospectively beginning in 2016.
U.S. Plans
The following schedules provide information concerning the Company’s U.S. defined benefit pension plans and postretirement benefit plans:

	U.S. Pension Benefits		U.S. Postretirement Benefits
(In millions of dollars)	2017	2016	2017	2016
Change in benefit obligation:
Benefit obligation at beginning of year	$5,894	$5,685	$37	$40
Service cost	—	106	—	—
Interest cost	264	264	2	2
Employee contributions	—	—	3	3
Effect of curtailment	—	(98)	—	—
Actuarial loss (gain)	538	160	3	—
Benefits paid	(475)	(223)	(9)	(8)
Benefit obligation, December 31	$6,221	$5,894	$36	$37
Change in plan assets:
Fair value of plan assets at beginning of year	$4,365	$4,160	$2	$3
Actual return on plan assets	812	401	—	—
Employer contributions	85	27	6	5
Employee contributions	—	—	3	3
Benefits paid	(475)	(223)	(9)	(8)
Other	—	—	—	(1)
Fair value of plan assets, December 31	$4,787	$4,365	$2	$2
Net funded status, December 31	$(1,434)	$(1,529)	$(34)	$(35)
Amounts recognized in the consolidated balance sheets:
Current liabilities	$(27)	$(27)	$(2)	$(2)
Non-current liabilities	(1,407)	(1,502)	(32)	(33)
Net liability recognized, December 31	$(1,434)	$(1,529)	$(34)	$(35)
Amounts recognized in other comprehensive income (loss):
Prior service (cost) credit	$—	$—	$—	$(3)
Net actuarial (loss) gain	(1,766)	(1,720)	6	11
Total recognized accumulated other comprehensive (loss) income, December 31	$(1,766)	$(1,720)	$6	$8
Cumulative employer contributions in excess of (less than) net periodic cost	332	191	(40)	(43)
Net amount recognized in consolidated balance sheet	$(1,434)	$(1,529)	$(34)	$(35)
Accumulated benefit obligation at December 31	$6,221	$5,894	$—	$—

	U.S. Pension Benefits		U.S. Postretirement Benefits
(In millions of dollars)	2017	2016	2017	2016
Reconciliation of prior service credit (cost) recognized in accumulated other comprehensive income (loss):
Beginning balance	$—	$—	$(3)	$(7)
Recognized as component of net periodic benefit cost	—	—	3	4
Prior service cost, December 31	$—	$—	$—	$(3)

	U.S. Pension Benefits		U.S. Postretirement Benefits
(In millions of dollars)	2017	2016	2017	2016
Reconciliation of net actuarial (loss) gain recognized in accumulated other comprehensive income (loss):
Beginning balance	$(1,720)	$(1,754)	$11	$13
Recognized as component of net periodic benefit cost (credit)	37	74	(1)	(2)
Changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Effect of curtailment	—	98	—	—
Other	—	—	(1)	—
Liability experience	(538)	(160)	(3)	—
Asset experience	455	22	—	—
Total (loss) gain recognized as change in plan assets and benefit obligations	(83)	(40)	(4)	—
Net actuarial (loss) gain, December 31	$(1,766)	$(1,720)	$6	$11

For the Years Ended December 31,	U.S. Pension Benefits			U.S. Postretirement Benefits
(In millions of dollars)	2017	2016	2015	2017	2016	2015
Total recognized in net periodic benefit cost and other comprehensive (income) loss	$(10)	$31	$146	$5	$2	$(138)

Estimated amounts that will be amortized from accumulated other comprehensive loss to net periodic pension cost in the next fiscal year:

	U.S. Pension Benefits	U.S. Postretirement Benefits
(In millions of dollars)	2018	2018
Net actuarial loss	$54	$1

The weighted average actuarial assumptions utilized in determining the above amounts for the U.S. defined benefit and other U.S. postretirement plans as of the end of the year are as follows:

	U.S. Pension Benefits		U.S. Postretirement Benefits
	2017	2016	2017	2016
Weighted average assumptions:
Discount rate (for expense)	4.58%	4.71%	4.12%	4.36%
Expected return on plan assets	7.95%	8.72%	—	—
Rate of compensation increase (for expense)	—	2.00%	—	—
Discount rate (for benefit obligation)	3.86%	4.58%	3.67%	4.12%

In recent years, the Society of Actuaries in the United States has issued new mortality tables and mortality improvement scales. The Company considered the effect of these tables and scales, along with other available information on mortality improvement and industry specific mortality studies, to select its assumptions for measurement of the plans’ benefit obligations at December 31, 2017 and 2016.
The projected benefit obligation, accumulated benefit obligation and aggregate fair value of plan assets for U.S. pension plans with accumulated benefit obligations in excess of plan assets were $6.2 billion, $6.2 billion and $4.8 billion, respectively, as of December 31, 2017 and $5.9 billion, $5.9 billion and $4.4 billion, respectively, as of December 31, 2016.
The projected benefit obligation and fair value of plan assets for U.S. pension plans with projected benefit obligations in excess of plan assets was $6.2 billion and $4.8 billion, respectively, as of December 31, 2017 and $5.9 billion and $4.4 billion, respectively, as of December 31, 2016.
As of December 31, 2017, the U.S. qualified plan holds 4 million shares of the Company’s common stock which were contributed to the qualified plan by the Company in 2005. This represented approximately 6.8% of that plan's assets as of December 31, 2017. In addition, plan assets may be invested in funds managed by Mercer Investments, a subsidiary of the Company.
The components of the net periodic benefit cost (credit) for the U.S. defined benefit and other postretirement benefit plans are as follows:

U.S. Plans only	Pension Benefits			Postretirement Benefits
For the Years Ended December 31,
(In millions of dollars)	2017	2016	2015	2017	2016	2015
Service cost (a)	$—	$106	$114	$—	$—	$1
Interest cost	264	264	254	2	2	2
Expected return on plan assets	(357)	(379)	(373)	—	—	—
Amortization of prior service (credit) cost	—	—	—	3	4	3
Recognized actuarial loss (gain)	37	74	146	(1)	(2)	(2)
Net periodic benefit (credit) cost	$(56)	$65	$141	$4	$4	$4
Plan termination	—	—	—	—	—	(128)
Total (credit) cost	$(56)	$65	$141	$4	$4	$(124)

(a) Included in compensation and benefits in the consolidated statements of income
Effective September 1, 2015, the Company divided its U.S. qualified defined benefit plan to provide enhanced flexibility to manage the risk associated with those participants not receiving benefit accruals. The existing plan was amended to cover only the retirees then receiving benefits and terminated vested participants as of August 1, 2015. The Company's active participants as of that date were transferred into a newly established, legally separate qualified defined benefit plan. The benefits offered to the plans' participants were unchanged. As a result of the plan amendment and establishment of the new plan, the Company re-measured the assets and liabilities of the two plans as required under U.S. GAAP, based on assumptions and market conditions at the amendment date. The net periodic pension expense recognized in 2015 reflects the weighted average costs of the December 31, 2014 measurement and the September 1, 2015 re-measurement.
In October 2016, the Company modified its U.S. defined benefit pension plans to discontinue further benefit accruals for participants after December 31, 2016. At the same time, the Company amended its U.S. defined contribution retirement plans for most of its U.S. employees to add an automatic Company contribution equal to 4% of eligible base pay beginning on January 1, 2017. This new Company contribution, together with the Company’s matching contribution, provides eligible U.S. employees with the opportunity to receive a total contribution of up to 7% of eligible base pay. As required under GAAP, the defined benefit plans that were significantly impacted by the modification were re-measured in October 2016 using market data and assumptions as of the modification date. The net periodic pension expense recognized in 2016 reflects the weighted average costs of the December 31, 2015 measurement and the October 2016 re-measurement. In addition, the U.S. qualified plans were merged effective December 30, 2016, since no participants would be receiving benefit accruals after December 31, 2016.
In March 2015, the Company amended its U.S. Post-65 retiree medical reimbursement plan (the "RRA plan"), resulting in its termination, with benefits to certain participants paid through December 31, 2016. As a result of the termination of the RRA plan, the Company recognized a net credit of approximately $125 million in the first quarter of 2015.
The assumed health care cost trend rate for Medicare eligibles and non-Medicare eligibles is approximately 6.38% in 2017, gradually declining to 4.5% in 2039. Assumed health care cost trend rates have a small effect on the amounts reported for the U.S. health care plans because the Company caps its share of health care trend at 5%. A one percentage point change in assumed health care cost trend rates would have no effect on the total service and interest cost components or the postretirement benefit obligation.

Estimated Future Contributions
The Company expects to contribute approximately $27 million to its U.S. plans in 2018. The Company’s policy for funding its tax-qualified defined benefit retirement plans is to contribute amounts at least sufficient to meet the funding requirements set forth in the U.S. and applicable foreign law.
Non-U.S. Plans
The following schedules provide information concerning the Company’s non-U.S. defined benefit pension plans and non-U.S. postretirement benefit plans:

	Non-U.S. Pension Benefits		Non-U.S. Postretirement Benefits
(In millions of dollars)	2017	2016	2017	2016
Change in benefit obligation:
Benefit obligation at beginning of year	$9,670	$9,076	$81	$79
Service cost	76	72	1	2
Interest cost	233	273	2	3
Employee contributions	7	7	—	—
Actuarial (gain) loss	(149)	1,966	—	5
Plan amendments	—	(49)	(17)	—
Effect of settlement	(211)	(27)	—	—
Effect of curtailment	(1)	(7)	—	—
Benefits paid	(291)	(352)	(3)	(3)
Foreign currency changes	703	(1,290)	4	(5)
Other	16	1	—	—
Benefit obligation December 31	$10,053	$9,670	$68	$81
Change in plan assets:
Fair value of plan assets at beginning of year	$10,017	$9,826	$—	$—
Actual return on plan assets	875	1,815	—	—
Effect of settlement	(211)	(27)	—	—
Company contributions	229	187	3	3
Employee contributions	7	7	—	—
Benefits paid	(291)	(352)	(3)	(3)
Foreign currency changes	749	(1,439)	—	—
Other	13	—	—	—
Fair value of plan assets, December 31	$11,388	$10,017	$—	$—
Net funded status, December 31	$1,335	$347	$(68)	$(81)
Amounts recognized in the consolidated balance sheets:
Non-current assets	$1,684	$766	$—	$—
Current liabilities	(6)	(5)	(4)	(3)
Non-current liabilities	(343)	(414)	(64)	(78)
Net asset (liability) recognized, December 31	$1,335	$347	$(68)	$(81)
Amounts recognized in other comprehensive (loss) income:
Prior service credit	$43	$43	$15	$—
Net actuarial loss	(2,646)	(3,081)	(10)	(11)
Total recognized accumulated other comprehensive (loss) income, December 31	$(2,603)	$(3,038)	$5	$(11)
Cumulative employer contributions in excess of (less than) net periodic cost	3,938	3,385	(73)	(70)
Net asset (liability) recognized in consolidated balance sheets, December 31	$1,335	$347	$(68)	$(81)
Accumulated benefit obligation, December 31	$9,783	$9,397	$—	$—

	Non-U.S. Pension Benefits		Non-U.S. Postretirement Benefits
(In millions of dollars)	2017	2016	2017	2016
Reconciliation of prior service credit (cost) recognized in accumulated other comprehensive income (loss):
Beginning balance	$43	$(3)	$—	$—
Recognized as component of net periodic benefit credit:
Amortization of prior service credit	(2)	(1)	(2)	—
Effect of curtailment	(1)	—	—	—
Total recognized as component of net periodic benefit credit	(3)	(1)	(2)	—
Changes in plan assets and benefit obligations recognized in other comprehensive income:
Plan amendments	—	49	17	—
Exchange rate adjustments	3	(2)	—	—
Prior service credit, December 31	$43	$43	$15	$—

	Non-U.S. Pension Benefits		Non-U.S. Postretirement Benefits
(In millions of dollars)	2017	2016	2017	2016
Reconciliation of net actuarial (loss) gain recognized in accumulated other comprehensive (loss) income:
Beginning balance	$(3,081)	$(2,887)	$(11)	$(6)
Recognized as component of net periodic benefit cost:
Amortization of net loss	130	94	1	—
Effect of settlement	54	—	—	—
Total recognized as component of net periodic benefit credit	184	94	1	—
Changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Liability experience	149	(1,966)	—	(5)
Asset experience	311	1,254	—	—
Other	(5)	—	—	—
Effect of curtailment	1	3	—	—
Total amount recognized as change in plan assets and benefit obligations	456	(709)	—	(5)
Exchange rate adjustments	(205)	421	—	—
Net actuarial loss, December 31	$(2,646)	$(3,081)	$(10)	$(11)

For the Years Ended December 31,	Non-U.S. Pension Benefits			Non-U.S. Postretirement Benefits
(In millions of dollars)	2017	2016	2015	2017	2016	2015
Total recognized in net periodic benefit cost and other comprehensive loss (income)	$(513)	$21	$(407)	$(14)	$10	$(2)

Estimated amounts that will be amortized from accumulated other comprehensive loss to net periodic pension cost in the next fiscal year:

	Non-U.S. Pension Benefits	Non-U.S. Postretirement Benefits
(In millions of dollars)	2018	2018
Prior service credit	$(2)	$(2)
Net actuarial loss	90	—
Projected cost	$88	$(2)

The weighted average actuarial assumptions utilized for the non-U.S. defined and postretirement benefit plans as of the end of the year are as follows:

	Non-U.S. Pension Benefits		Non-U.S. Postretirement Benefits
	2017	2016	2017	2016
Weighted average assumptions:
Discount rate (for expense)	2.69%	3.71%	3.42%	4.00%
Expected return on plan assets	6.07%	6.36%	—	—
Rate of compensation increase (for expense)	2.85%	2.72%	—	—
Discount rate (for benefit obligation)	2.58%	2.69%	2.97%	3.42%
Rate of compensation increase (for benefit obligation)	2.80%	2.85%	—	—

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for the non-U.S. pension plans with accumulated benefit obligations in excess of plan assets were $1.3 billion, $1.2 billion and $1.0 billion, respectively, as of December 31, 2017 and $1.2 billion, $1.2 billion and $0.9 billion, respectively, as of December 31, 2016.
The projected benefit obligation and fair value of plan assets for non-U.S. pension plans with projected benefit obligations in excess of plan assets was $2.2 billion and $1.9 billion, respectively, as of December 31, 2017 and $2.1 billion and $1.7 billion, respectively, as of December 31, 2016.
Non-U.S. Plan Amendments
In March 2017, the Company modified its defined benefit pension plans in Canada to discontinue further benefit accruals for participants after December 31, 2017 and replaced them with a defined contribution arrangement. The Company also amended its post-retirement benefits plan in Canada so that individuals who retire after April 1, 2019 will not be eligible to participate, except in certain situations. The Company re-measured the assets and liabilities of the plans, based on assumptions and market conditions on the amendment date.
Effective August 1, 2015, the Company amended its Ireland defined benefit pension plans to close those plans to future benefit accruals and replaced those plans with a defined contribution arrangement. The Company re-measured the assets and liabilities of the plans, based on assumptions and market conditions on the amendment date. The net periodic pension costs recognized in 2015 reflect the weighted average costs of the December 31, 2014 measurement and the August 1, 2015 re-measurement.
After completion of a consultation period with affected colleagues, in January 2015, the Company amended its U.K. defined benefit pension plans to close those plans to future benefit accruals effective August 1, 2015 and replaced those plans, along with its existing defined contribution plans, with a new, comprehensive defined contribution arrangement. This change resulted in a curtailment of the U.K. defined benefit plans and, as required under GAAP, the Company re-measured the defined benefit plans’ assets and liabilities at the amendment date, based on assumptions and market conditions at that date. The net periodic benefit costs recognized in 2015 are the weighted average resulting from the December 31, 2014 measurement and the January 2015 re-measurement.
Components of Net Periodic Benefits Costs
The components of the net periodic benefit cost for the non-U.S. defined benefit and other postretirement benefit plans and the curtailment, settlement and termination expenses are as follows:

For the Years Ended December 31,	Non-U.S. Pension Benefits			Non-U.S. Postretirement Benefits
(In millions of dollars)	2017	2016	2015	2017	2016	2015
Service cost (a)	$76	$72	$82	$1	$2	$2
Interest cost	233	273	333	2	3	3
Expected return on plan assets	(564)	(561)	(604)	—	—	—
Amortization of prior service credit	(2)	(1)	(1)	(2)	—	—
Recognized actuarial loss	130	94	125	1	—	1
Net periodic benefit (credit) cost	(127)	(123)	(65)	2	5	6
Settlement loss	54	—	1	—	—	—
Curtailment (gain) loss	(1)	(4)	5	—	—	—
Total (credit) cost	$(74)	$(127)	$(59)	$2	$5	$6

(a) Included in compensation and benefits in the consolidated statement of income
The non-U.S. pension credit in 2017 includes the impact of the pension settlement charge in the U.K., as previously discussed.
The assumed health care cost trend rate was approximately 5.12% in 2017, gradually declining to 4.41% in 2027. Assumed health care cost trend rates can have a significant effect on the amounts reported for the non-U.S. health care plans. A one percentage point change in assumed health care cost trend rates would have the following effects:

(In millions of dollars)	1 Percentage Point Increase	1 Percentage Point Decrease
Effect on total of service and interest cost components	$—	$—
Effect on postretirement benefit obligation	$7	$(6)

Estimated Future Contributions
The Company expects to contribute approximately $82 million to its non-U.S. pension plans in 2018. Funding requirements for non-U.S. plans vary by country. Contribution rates are generally based on local funding practices and requirements, which may differ significantly from measurements under U.S. GAAP. Funding amounts may be influenced by future asset performance, the level of discount rates and other variables impacting the assets and/or liabilities of the plan. Discretionary contributions may also be affected by alternative uses of the Company’s cash flows, including dividends, investments and share repurchases.
In the U.K., the assumptions used to determine pension contributions are the result of legally-prescribed negotiations between the Company and the plans' trustee that typically occurs every three years in conjunction with the actuarial valuation of the plans. Currently, this results in a lower funded status than under U.S. GAAP and may result in contributions irrespective of the U.S. GAAP funded status. In November 2016, the Company and the Trustee of the U.K. Defined Benefits Plans agreed to a funding deficit recovery plan for the U.K. defined benefit pension plans. The current agreement with the Trustee sets out the annual deficit contributions which would be due based on the deficit at December 31, 2015. The funding level is subject to re-assessment, in most cases on November 1 of each year. If the funding level on November 1 is sufficient, no deficit funding contributions will be required in the following year, and the contribution amount will be deferred. The funding level was re-assessed on November 1, 2017 and no deficit funding contributions are required in 2018. The funding level will be re-assessed on November 1, 2018. As part of a long-term strategy, which depends on having greater influence over asset allocation and overall investment decisions, in November 2016 the Company renewed its agreement to support annual deficit contributions by the U.K. operating companies under certain circumstances, up to GBP 450 million over a seven-year period.
Estimated Future Benefit Payments
The estimated future benefit payments for the Company's pension and postretirement benefit plans are as follows:

For the Years Ended December 31,	Pension Benefits		Postretirement Benefits
(In millions of dollars)	U.S.	Non-U.S.	U.S.	Non-U.S.
2018	$254	$279	$4	$3
2019	$268	$297	$4	$4
2020	$285	$305	$4	$4
2021	$294	$316	$4	$3
2022	$303	$326	$3	$3
2023-2027	$1,642	$1,837	$14	$17

Defined Benefit Plans Fair Value Disclosures
The U.S. and non-U.S. plan investments are classified into Level 1, which refers to investments valued using quoted prices from active markets for identical assets; Level 2, which refers to investments not traded on an active market but for which observable market inputs are readily available; Level 3, which refers to investments valued based on significant unobservable inputs; and NAV, which refers to investments valued using net asset value as a practical expedient. Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.
The following table sets forth, by level within the fair value hierarchy, a summary of the U.S. and non-U.S. plans' investments measured at fair value on a recurring basis at December 31, 2017 and 2016:

	Fair Value Measurements at December 31, 2017
Assets (In millions of dollars)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	NAV	Total
Common/collective trusts	$375	$—	$—	$7,611	$7,986
Corporate obligations	—	3,620	20	—	3,640
Corporate stocks	1,467	34	2	—	1,503
Private equity/partnerships	—	—	—	803	803
Government securities	15	556	—	—	571
Real estate	—	—	—	566	566
Short-term investment funds	391	16	—	—	407
Company common stock	326	—	—	—	326
Other investments	12	12	350	—	374
Total investments	$2,586	$4,238	$372	$8,980	$16,176

	Fair Value Measurements at December 31, 2016
Assets (In millions of dollars)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	NAV	Total
Common/collective trusts	$16	$—	$—	$6,805	$6,821
Corporate obligations	—	3,024	9	—	3,033
Corporate stocks	2,009	3	2	—	2,014
Private equity/partnerships	—	—	—	722	722
Government securities	11	380	—	—	391
Real estate	—	—	—	412	412
Short-term investment funds	297	22	—	—	319
Company common stock	270	—	—	—	270
Other investments	15	23	312	—	350
Total investments	$2,618	$3,452	$323	$7,939	$14,332

The tables below set forth a summary of changes in the fair value of the plans’ Level 3 assets for the years ended December 31, 2017 and December 31, 2016:

Assets (In millions)	Fair Value, January 1, 2017	Purchases	Sales	Unrealized Gain/ (Loss)	Realized Gain/ (Loss)	Exchange Rate Impact	Transfers in/(out) and Other	Fair Value, December 31, 2017
Other investments	$312	$20	$(15)	$(7)	$—	$40	$—	$350
Corporate stocks	2	—	—	—	—	—	—	2
Corporate obligations	9	9	(1)	9	—	1	(7)	20
Total assets	$323	$29	$(16)	$2	$—	$41	$(7)	$372

Assets (In millions)	Fair Value, January 1, 2016	Purchases	Sales	Unrealized Gain/ (Loss)	Realized Gain/ (Loss)	Exchange Rate Impact	Transfers in/(out) and Other	Fair Value, December 31, 2016
Other investments	$257	$27	$(28)	$67	$1	$(12)	$—	$312
Corporate stocks	2	—	—	—	—	—	—	2
Corporate obligations	1	8	—	1	—	(1)	—	9
Total assets	$260	$35	$(28)	$68	$1	$(13)	$—	$323

The following is a description of the valuation methodologies used for assets measured at fair value:
Company common stock:  Valued at the closing price reported on the New York Stock Exchange.
Common stocks, preferred stocks, convertible equity securities, rights/warrants and real estate investment trusts (included in Corporate stocks):  Valued at the closing price reported on the primary exchange.
Corporate bonds (included in Corporate obligations):  The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable) and bond spreads. The spread data used are for the same maturity as the bond. If the spread data does not reference the issuer, then data that references a comparable issuer are used. When observable price quotations are not available, fair value is determined based on cash flow models.
Commercial mortgage-backed and asset-backed securities (included in Corporate obligations):  Fair value is determined using discounted cash flow models. Observable inputs are based on trade and quote activity of bonds with similar features including issuer vintage, purpose of underlying loan (first or second lien), prepayment speeds and credit ratings. The discount rate is the combination of the appropriate rate from the benchmark yield curve and the discount margin based on quoted prices.
Common/Collective trusts:  Valued at the net asset value of units of a bank collective trust. The net asset value as provided by the trustee, is used as a practical expedient to estimate fair value. The net asset value is based on the fair value of the underlying investments held by the fund less its liabilities. This practical expedient is not used when it is determined to be probable that the fund will sell the investment for an amount different than the reported net asset value.
U.S. government bonds (included in Government securities):  The fair value of U.S. government bonds is estimated by pricing models that utilize observable market data including quotes, spreads and data points for yield curves.
U.S. agency securities (included in Government securities):  U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Agency issued debt securities are valued by benchmarking market-derived prices to quoted market prices and trade data for identical or comparable securities. Mortgage pass-throughs include certain "To-be-announced" (TBA) securities and mortgage pass-through pools. TBA securities are generally valued using quoted market prices or are benchmarked thereto. Fair value of mortgage pass-through pools are model driven with respect to spreads of the comparable TBA security.
Private equity and real estate partnerships:  Investments in private equity and real estate partnerships are valued based on the fair value reported by the manager of the corresponding partnership and reported on a one quarter lag. The managers provide unaudited quarterly financial statements and audited annual financial statements which set forth the value of the fund. The valuations obtained from the managers are based on various analyses on the underlying holdings in each partnership, including financial valuation models and projections, comparable valuations from the public markets, and precedent private market transactions. Investments are valued in the accompanying financial statements based on the Plan’s beneficial interest in the underlying net assets of the partnership as determined by the partnership agreement.
Insurance group annuity contracts:  The fair values for these investments are based on the current market value of the aggregate accumulated contributions plus interest earned.
Swap assets (included in Other investments):  Fair values for interest rate swaps, equity index swaps and inflation swaps are estimated using a discounted cash flow pricing model. These models use observable market data such as contractual fixed rate, spot equity price or index value and dividend data. The fair values of credit default swaps are estimated using an income approach model which determines expected cash flows based on default probabilities from the issuer-specific credit spread curve and credit loss recovery rates, both of which are dependent on market quotes.
Short-term investment funds:  Primarily high-grade money market instruments valued at net asset value at year-end.
Registered investment companies:  Valued at the closing price reported on the primary exchange.
Defined Contribution Plans
The Company maintains certain defined contribution plans for its employees, including the Marsh & McLennan Companies 401(k) Savings & Investment Plan ("401(k) Plan"), that are qualified under U.S. tax laws. Under these plans, eligible employees may contribute a percentage of their base salary, subject to certain limitations. For the 401(k) Plan, the Company matches a fixed portion of the employees’ contributions. In addition, as mentioned above, as part of the modification to its U.S. defined benefit pension plans, the Company also amended its U.S. defined contribution retirement plans for most of its U.S. employees to add an automatic Company contribution equal to 4% of eligible base pay beginning on January 1, 2017. The 401(k) Plan contains an Employee Stock Ownership Plan feature under U.S. tax law. Approximately $499 million of the 401(k) Plan’s assets at December 31, 2017 and $436 million at December 31, 2016 were invested in the Company’s common stock. If a participant does not choose an investment direction for his or her future contributions, they are automatically invested in a BlackRock LifePath Portfolio that most closely matches the participant’s expected retirement year. The cost of these defined contribution plans was $130 million in 2017, $53 million in 2016 and $51 million in 2015. The increase in cost in 2017 as compared to 2016 is primarily due to the additional automatic Company contribution mentioned above. In addition, the Company has a significant defined contribution plan in the U.K. As noted above, effective August 1, 2014, a newly formed defined contribution plan replaced the existing defined contribution and defined benefit plans with regard to future service. The cost of the U.K. defined contribution plan was $75 million, $81 million and $93 million in 2017, 2016 and 2015, respectively. The decrease in cost over the past three years is primarily due to the impact of foreign currency translation.